PIMCO Equity Series

Supplement dated August 9, 2011 to the

Class A, Class C and Class R Prospectus,

dated October 29, 2010, as supplemented and revised from time to time (the “Prospectus”)

Effective immediately, the first paragraph of the “Classes of Shares-Class A, C, and R Shares—Initial Sales Charges-Class A Shares— Sales at Net Asset Value” section of the Prospectus is deleted in its entirety and replaced with the following:

Sales at Net Asset Value. In addition to the programs summarized above, a Fund may sell its Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of PIMCO and the Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; and participants investing in certain “wrap accounts.” In addition, Class A shares of a Fund issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges.

Investors Should Retain This Supplement for Future Reference